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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 9, 2007


                        GREATER ATLANTIC FINANCIAL CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


       0-26467                                             54-1873112
------------------------                                   ----------
(Commission File Number)                                  (IRS Employer
                                                          Identification Number)


10700 Parkridge Boulevard, Suite P50 Reston, Virginia             20191
-----------------------------------------------------             -----
(Address of Principal Executive Offices)                        (Zip Code)


                                 (703) 391-1300
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS
              ------------

         On February 8, 2007, Greater Atlantic Financial Corp. (the "Company"), the holding company for Greater Atlantic Bank (the "Bank'), issued a news release announcing that the previously reported pending arbitration between the Company, the Bank, Greater Atlantic Mortgage Corporation ("GAMC"), and Carroll
E. Amos, President and Chief Executive Officer of the Company and the Bank, and Stamm Mortgage Management, Inc. ("Stamm Mortgage") and T. Mark Stamm, President of Stamm Mortgage, has been resolved. The parties executed a mutual release, the terms of which the parties have agreed to keep confidential. The text of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

         Exhibit 99.1       News Release dated February 9, 2007.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GREATER ATLANTIC FINANCIAL CORP.


Date:  February 9, 2007            By: /s/ Carroll E. Amos
                                       -----------------------------------------
                                       Carroll E. Amos
                                       President and Chief Executive Officer


Date:  February 9, 2007            By: /s/ David E. Ritter
                                       -----------------------------------------
                                       David E. Ritter
                                       Senior Vice President and Chief Financial
                                        Officer